IEH CORPORATION
                                 140 58th Street
                                Bldg. B, Suite 8E
                            Brooklyn, New York 11220

                                 PROXY STATEMENT
                        Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the registrant [X]
Filed by a party other than the registrant [ ]
Check the appropriate box:
      [ ]  Preliminary Proxy Statement
      [X]  Definitive Proxy Statement
      [ ]  Definitive Additional Materials
      [ ]  Soliciting Material pursuant to Rule 14a-11(c) or Rule 14a-12

                                 IEH CORPORATION
--------------------------------------------------------------------------------
                (Name of the Corporation as Specified in Charter)

                             ROBERT KNOTH, SECRETARY
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                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (check the appropriate box)
        [X]No fee required
        [ ]Fee computed on table below per Exchange Act Rule 14c-5(g) and 0-11

(1) Title of each class of securities to which transaction applies:
              N/A
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(2) Aggregate number of securities to which transaction applies: N/A
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(3) Per unit price or other underlying value of transaction computed pursuant to
    Exchange Act Rule 0-11:
              N/A
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(4) Proposed maximum aggregate value of transaction: N/A
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(5) Total Fee Paid:
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[ ] Fee paid previously with preliminary materials:
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[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or form or schedule and the date of filing.

(1) Amount previously paid:

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(2) Form schedule or registration number:

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(3) Filing party:

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(4) Dated filed:
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



                                 IEH CORPORATION
140 58th Street
Bldg. B, Suite 8E
Brooklyn, New York  11220

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held on October 10, 2003


To the Shareholders of
  IEH CORPORATION

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of IEH CORPORATION (the "Corporation") will be held at 140 58th Street, Bldg. B, Suite 8E, Brooklyn, New York 11220 on October 10, 2003 at 9:00 a.m., New York time, for the following purposes:

     1. To elect two (2) Directors to IEH's Board of Directors to hold office for a period of two years or until their successors are duly elected and qualified;

     2. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

     The close of business on August 29, 2003 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting and any adjournment thereof.

     You are cordially invited to attend the meeting. Whether or not you plan to attend, please complete, date and sign the accompanying proxy and return it promptly in the enclosed envelope to assure that your shares are represented at the meeting. If you do attend, you may revoke any prior proxy and vote your shares in person if you wish to do so. Any prior proxy will automatically be revoked if you execute the accompanying proxy or if you notify the Secretary of IEH, in writing, prior to the Annual Meeting of Shareholders.

                                              By Order of the Board of Directors

                                                                   ROBERT KNOTH,

                                                                       Secretary
Dated: September 8, 2003

     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

                                 IEH CORPORATION
                                 140 58th Street
                                Bldg. B, Suite 8E
                            Brooklyn, New York 11220


                                 PROXY STATEMENT

                                       FOR

                         Annual Meeting of Shareholders
                         To Be Held on October 10, 2003



     This proxy statement and the accompanying form of proxy have been mailed on or about September 9, 2003 to the Common Stock shareholders of record on August 29, 2003 (the "Record Date") of IEH CORPORATION, a New York corporation ("IEH") in connection with the solicitation of proxies by the Board of Directors of IEH for use at the Annual Meeting of shareholders to be held on October 10, 2003 at 9:00 a.m. at IEH's offices at 140 58th Street, Suite 8E, Brooklyn, New York 11220, and at any adjournment thereof.

                SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

     Shares of IEH's Common Stock represented by an effective proxy in the accompanying form will, unless contrary instructions are specified in the proxy, be voted (i) FOR the election of the TWO (2) persons nominated by the Board of Directors as Directors; and (ii) to transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

     Any such proxy may be revoked at any time before it is voted. A shareholder may revoke this proxy by notifying the Secretary of IEH either in writing prior to the Annual Meeting or in person at the Annual Meeting, by submitting a proxy bearing a later date or by voting in person at the Annual Meeting. The presence of a majority of the holders of the outstanding Shares entitled to vote, in person or represented by proxy, will constitute a quorum for the transaction of business. Directors shall be elected by a plurality of the votes cast at a meeting of the shareholders by the holders of shares entitled to vote in the election. An affirmative vote of a majority of the votes cast at the meeting is required for approval of all other items being submitted to the shareholders for their consideration. The term votes cast is defined as the votes actually cast for or against the resolution. A shareholder, not present at the Annual Meeting, voting through a proxy, who abstains from voting on any matter which is submitted to the shareholders for a vote, including the election of Directors, is considered to be present at the meeting for the purpose of establishing a quorum, however, the shares are not counted as being voted for or against the matter submitted. Brokers holding shares for beneficial owners in "street names" must vote those shares according to specific instructions they received from the owners of such shares. If instructions are not received, brokers may vote the shares on all matters to be voted upon at the Annual Meeting.

     IEH will bear the cost of the solicitation of proxies by the Board of Directors. The Board of Directors may use the services of its executive officers and certain Directors to solicit proxies from shareholders in person and by mail, telegram and telephone. Arrangements may also be made with brokers, fiduciaries, custodians, and nominees to send proxies, proxy statements and other material to the beneficial owners of IEH's Common Stock held of record by such persons, and IEH may reimburse them for reasonable out-of-pocket expenses incurred by them in so doing.

     The Annual Report to shareholders for the fiscal year ended March 28, 2002, including financial statements, accompanies this proxy statement.

     The principal executive offices of IEH are located at 140 58th Street, Bldg. B, Suite 8E, Brooklyn, New York 11220. IEH's telephone number is (718) 492-9673.

Independent Public Accountants; Fees Paid

     The Board of Directors of IEH has selected Jerome Rosenberg, P.C., Certified Public Accountant, as the independent auditor of IEH for the fiscal year ending March 29, 2003. Shareholders are not being asked to approve such selection because such approval is not required. The audit services provided by Jerome Rosenberg, P.C. consist of examination of financial statements, services relative to filings with the Securities and Exchange Commission, and consultation in regard to various accounting matters. Jerome Rosenberg, P.C. or a member of his firm is expected to be present at the meeting, will have the opportunity to make a statement if he so desires, and will be available to respond to appropriate questions.

     Audit Fees. During the fiscal year ended March 28, 2003, IEH paid an aggregate of $30,000 to Jerome Rosenberg, P.C. for fees related to the audit of its financial statements.

     Financial Systems Design and Implementation. During the fiscal year ended March 28, 2003 no fees were paid to Jerome Rosenberg, P.C. with respect to financial systems design or implementation.

     All Other Fees. During the fiscal year ended March 28, 2003, IEH did not pay any other fees for services to its auditor.

     The Board of Directors has determined that the services provided by Jerome Rosenberg, P.C. and the fees paid to it for such services has not compromised the independence of Jerome Rosenberg, P.C.

                    VOTING SECURITIES AND SECURITY OWNERSHIP
                   OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The securities entitled to vote at the meeting are IEH's Common Stock, $.01 par value. The presence, in person or by proxy, of a majority of shares entitled to vote will constitute a quorum for the meeting. Each share of Common Stock entitles its holder to one vote on each matter submitted to shareholders. The close of business on August 29, 2003 has been fixed as the Record Date for the determination of the shareholders entitled to notice of and to vote at the meeting and any adjournment thereof. At that date, 2,303,468 shares of Common Stock were outstanding. Voting of the shares of Common Stock is on a non-cumulative basis.

     The following table sets forth certain information as of August 29, 2003 with respect to (i) the persons (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934), known by IEH to be the beneficial owner of more than five percent (5%) of any class of IEH's voting securities; (ii) each Executive Officer and Director who owns Common Stock in IEH; and (iii) all Executive Officers and Directors as a group. As of August 29, 2003, there were 2,303,468 shares of Common Stock issued and outstanding.

--------------------------------------------------------------------------------
                                         Amount of
                                        and Nature of
                 Name and Address of     Beneficial     Percentage of Class
Title of Class    Beneficial Owner       Ownership
--------------------------------------------------------------------------------
Common Stock     Michael Offerman         946,784                41%
$.01 Par Value   140 58th Street
                 Brooklyn, NY 11220(1)
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                 Murray Sennet             24,500               1.1%
                 1900 Manor Lane
                 Plano, TX 75093
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                 Allen Gottlieb                 0                 0
                 325 Coral Way
                 Ft. Lauderdale,
                 FL 33301
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                 Robert Pittman            20,000                 *
                 45 Ocean Avenue
                 Monmouth Beach
                 NJ 07750
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                 David Lopez and Nancy    278,000              12.1%
                 Lopez
                 Edge of Woods
                 P.O. Box 323
                 Southampton, NY 11968
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                 Robert Knoth                  34                 *
                 140 58th Street
                 Brooklyn, NY 11220
--------------------------------------------------------------------------------
All Officers & Directors as a Group
(4 in number)                             991,308                43%
--------------------------------------------------------------------------------
----------------------
    *  Less than 1%.

1. 43,600 shares of Common Stock are jointly owned by Mr. Offerman and his wife, Gail Offerman.

All shares set forth above are directly by the named individual unless otherwise stated.

     It is expected that the only matters to be considered at the Annual Meeting will be the election of Directors.

                            I. ELECTION OF DIRECTORS

     IEH's Certificate of Incorporation provides that the Directors of IEH are to be elected in two (2) classes; each class to be elected to a staggered two
(2) year term. The Board of Directors currently consists of four (4) members divided into two (2) classes. The Bylaws of IEH provide that the Board shall consist of between three and eleven persons, and the Board has currently set the number of persons on the Board at four members. Under IEH's By-Laws, the Board of Directors is authorized to fill all vacancies. The members of each class are elected for a staggered term of two (2) years each and until their successors are duly elected and qualified.

     The persons nominated for election to IEH's Board of Directors at the Annual Meeting are Robert Pitman and Alan Gottlieb who will serve as Class II members. All of such persons currently serve on the Board of Directors.

     The affirmative vote of a plurality of the votes cast at a meeting of the shareholders by the holders of shares of Common Stock entitled to vote in the election is required to elect each Director. All proxies received by the Board of Directors will be voted for the election as Directors of the nominees indicated below if no direction to the contrary is given. In the event any nominee is unable to serve, the proxy solicited hereby may be voted, in the discretion of the holder of the proxy, for the election of another person in his stead. The Board of Directors knows of no reason to anticipate this will occur. No family relationships exist between any Director or nominee for election as a Director.

     The following table sets forth certain information as of the date hereof with respect to all of the Directors of IEH, including its two (2) nominees for election to IEH's Board of Directors at the 2003 Annual Meeting. The information provided below indicates those Directors whose term of office expires at the Annual Meeting and those Directors whose term of office expires in 2004. The Directors whose terms of office expire at the Annual Meeting are those Directors nominated for election at the 2003 Annual Meeting.

--------------------------------------------------------------------------------
                      Director                  Position with
  Name                 Since         Age         Corporation        Term Expires
  ----                 -----         ---         -----------        ------------
--------------------------------------------------------------------------------
Michael Offerman       1973          60     Chairman of the Board of    2004
                                            Directors and President
--------------------------------------------------------------------------------
Murray Sennet          1970          78     Director                    2004
--------------------------------------------------------------------------------
Robert Pittman         1987          76     Director                    2003
--------------------------------------------------------------------------------
Allen B. Gottlieb      1992          60     Director                    2003
--------------------------------------------------------------------------------
--------------------

     Michael Offerman has been a member of IEH's Board of Directors since 1973. In May, 1987, Mr. Offerman was elected President of IEH and has held that position since that date. Prior to his becoming President, Mr. Offerman served as Executive Vice-President of IEH.

     Murray Sennet has been a member of IEH's Board of Directors since 1968. Mr. Sennet was the Secretary and Treasurer of IEH at the time of his retirement in April, 1986.

     Allen Gottlieb (Nominee) has been a member of IEH's Board of Directors since 1992. Mr. Gottleib is engaged in the practice of law outside of the United States and has been so engaged for the last five years. In 1998, Mr. Gottlieb was disbarred from the bar association of New York. In February 2003, Mr. Gottlieb was convicted in the United States District Court of New York (Securities and Exchange Commission v. Stewart et al. 98 Civ. 2636 (S.D.N.Y. )
 -----------------------------------------------------
of violating the antifraud provisions of Section 17A of the Securities Act of 1933, Section 10(b) of the Securities and Exchange Act of 1934 and Rule 10b-5 thereunder, and permanently enjoined from future violations. Mr. Gottlieb has appealed the decision.

     Robert Pittman (Nominee) has been a member of IEH's Board of Directors since 1987. Mr. Pittman retired in October l992, at which time he had held the position of Vice-President of Engineering and Secretary of IEH.

Significant Employees

     Robert Knoth joined IEH as Controller in January, 1990 and was elected treasurer of IEH in March, 1990. Mr. Knoth was elected as Secretary of IEH in September 1992 and Mr. Knoth has held these positions since said dates. From 1986 to January, 1990, Mr. Knoth was employed as controller by G&R Preuss, Inc., a company engaged in the business of manufacturing truck bodies and accessories.

     Joan Prideaux joined the Company in July 1995 as National Sales Manager and also served as a Vice President until January 2002. Ms. Prideaux resigned as an executive officer in January 2002, but continues to serve as a National Sales Manager.

     Mark Iskin is the Director of Purchasing, a position he has held since September 2000. Prior to joining the Company, Mr. Iskin worked as a materials and purchasing specialist in manufacturing and distribution companies. In his last position with an industrial distributor, Mr. Iskin was responsible for purchasing and managing vendors for the cutting tool section of the catalog. In addition he participated in setting up and developing the company's forecasting/planning software related to that department procedures.

     Jeff (Yefim) Berenstein is the quality control manager, a position he started on April 16, 2002. Prior to joining the Company Mr. Berenstein worked as a quality assurance specialist for various manufacturing companies where he was responsible for the implementation of quality systems - ISI-9000, Mil-I-45208A writing quality manuals, quality procedures, work instructions, design special gigs, testing equipment to improve quality of the manufacturing products, maintaining and supervising calibration and calibration recall systems.

     Tony Solis is the Vice President of Sales and Marketing. Mr. Solis has approximately 23 years experience in the electronics marketplace, having come to the Company from a major distributor of interconnect products. Previously, Mr. Solis was a director of sales and marketing at Arrow Electronics.

Certain Reports

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and officers and persons who own, directly or indirectly, more than 10% of a registered class of IEH's equity securities, to file with the Securities and Exchange Commission ("SEC") reports of ownership and reports of changes in ownership of Common Stock of IEH.

     Officers, directors and greater than 10% shareholders are required to furnish the Company with copies of all Section 16(a) reports that they file. Based solely on review of the copies of such reports received by the Company, the Company believes that filing requirements applicable to officers, directors and 10% shareholders were complied with during the fiscal year.

Board Meetings, Committees and Compensation

     IEH does not have any nominating, audit or compensation committee of the Board of Directors. The Board believes that because of its relatively small size and operations, the Board is well positioned to address issues as a whole, including the appointment of independent auditors. Each Director receives an annual fee of $l,000 for serving as a member of the Board of Directors each fiscal year. The Board of Directors did not receive any compensation during the last three (3) fiscal years.

     During the fiscal year ended March 28, 2003, two meetings of the Board of Directors by telephone conference were held. Mr. Allen Gottlieb did not participate in any of the meetings of the Board of Directors. All other Directors participated in all meetings of the Board.

     The Board of Directors recommends that you vote "FOR" the nominees for Director.

Executive Compensation

     The following table sets forth below the summary compensation paid or accrued by the Corporation during the fiscal years ended March 28, 2003, March 29, 2002, and March 30, 2001 for the Corporation's Chief Executive Officer:



------------------------------------------------------------------------------------
                                                                        Other Annual
Name and Principal Position        Year            Salary      Bonus    Compensation
                                -------------    ----------  ---------  -------------
------------------------------------------------------------------------------------
Michael Offerman, Chief
Executive Officer,
President (1)                  March 28, 2003     $ 95,500     -          0
------------------------------------------------------------------------------------
                               March 29, 2002       91,826     -          0
------------------------------------------------------------------------------------
                               March 30, 2001       91,431     -          0
------------------------------------------------------------------------------------



     During the years ended March 28, 2003, March 29, 2002 and March 30, 2001, the Corporation provided automobile allowances to Mr. Offerman. This does not include the aggregate incremental cost to the Corporation of such automobile or automobile allowances. The Corporation is unable to determine without unreasonable effort and expense the specific amount of such benefit, however, the Corporation has concluded that the aggregate amounts of such personal benefit for Mr. Offerman does not exceed $25,000 or 10% of the compensation reported as total salary and bonus reported. Effective January 1, 1995, Mr. Offerman entered into an employment agreement with the Company to increase his salary to $100,000 per annum. Mr. Offerman agreed that, not withstanding the terms of his new employment agreement, he was paid at the rate of $77,788 for fiscal 2000. This agreement expired in fiscal year 2000 and as of March 28, 2003 the Company has not negotiated a new contract with Mr. Offerman.

     There are no employment agreements between the Company and members of its senior management, including the Chief Executive, Michael Offerman.

     No other officer of the Corporation received compensation (salary and bonus) in excess of $100,000 during the fiscal years ended March 28, 2003 or March 29, 2002

Pension/Benefit Incentive Plan

     In 1964, the Corporation's Shareholders and Board of Directors adopted a contributory pension plan (the "Salaried Pension Plan") effective April 1, 1964, for salaried employees of the Corporation. The Salaried Pension Plan as revised on April 1, 1987, provides for retirement benefits for qualified employees upon or prior to retirement.

     For early retirement, employees are eligible to receive a portion of their retirement benefits, starting 10 years prior to the employees anticipated normal retirement age (age 65), if the employee has completed 15 years of service to the Corporation. The employee is eligible to receive reduced retirement benefits based on an actuarial table for a period not exceeding ten (10) years of his lifetime. In no event would benefits exceed $12,000 per year.

     For normal retirement at the age of sixty-five (65) the employee is entitled to receive full retirement benefits for a period not exceeding ten (10) years of his lifetime. If the employee should die prior to the ten-year period, his beneficiaries will continue to receive the full benefit for the remainder of the ten-year term. In no event will benefits exceed $12,000 per year.

     If payment is made on the "joint and survivor basis" as elected by the employee, benefits will be provided to both the employee and spouse on a reduced basis over the life of both the employee and his spouse. If the employee should die prior to the guaranteed ten year period, the spouse will receive the employee benefit for the remainder of the term, after which, the spouse will received the reduced spousal benefit for the life of the spouse. In no event will the benefits pursuant to the joint and survivor basis exceed $12,000 per year.

     On June 30, 1995, the Company applied to the Pension Benefit Guaranty Corporation ("PBGC") to have the PBGC assume all of the Company's responsibilities and liabilities under its Salaried Pension Plan. On April 26, 1996, the PBGC determined that the Salaried Pension Plan did not have sufficient assets available to pay benefits which were and are currently due under the terms of the Plan.

     The PBGC further determined that pursuant to the provisions of the Employment Retirement Income Security Act of 1974, as amended ("ERISA"), that the Plan must be terminated in order to protect the interests of the Plan's participants. Accordingly, the PBGC proceeded pursuant to ERISA to have the Plan terminated and the PBGC appointed as statutory trustee, and to have July 31, 1995 established as the Plan's termination date. The Company and the PBGC negotiated a settlement on the entire matter and on July 2, 2001, an agreement was reached whereby the Company's liability to the PBGC was reduced to $244,000. The Company will make monthly payments to the PBGC as follows:

--------------------------------------------------------------------------------
 September 1, 2003 to August 1, 2004              $2,000 per month
--------------------------------------------------------------------------------
 September 1, 2004 to August 1, 2006              $3,000 per month
--------------------------------------------------------------------------------
 September 1, 2006 to August 1, 2007              $4,000 per month
--------------------------------------------------------------------------------
In addition, to the above referenced monthly payments, the Company will make balloon payments of $25,000 each on the following dates:

--------------------------------------------------------------------------------
                               January 1, 2004
--------------------------------------------------------------------------------
                               May 1, 2004
--------------------------------------------------------------------------------
                               May 1, 2005
--------------------------------------------------------------------------------
                               January 1, 2006
--------------------------------------------------------------------------------

The Company also granted the PBGC a lien on the Company's machinery and equipment, subject to the pre-existing liens in favor of the UDC.

Stock Option Plan.

     On September 21, 2001 the Company's shareholders approved the adoption of the Company's 2002 Employees Stock Option Plan to provide for the grant of options to purchase up to 750,000 shares of the Company's common stock to all employees, including senior management. Options granted to employees under this plan may be designated as options which qualify for incentive stock option treatment under Section 422A of the Internal Revenue Code, or option which do not so qualify.

     Under this plan, the exercise price of an option designated as an Incentive Stock Option shall not be less than the fair market value of the Company's common stock on the day the option is granted. In the event an option designated as an incentive stock option is granted to a ten percent (10%) share holder, such exercise price shall be at least 110 Percent (110%) of the fair market value or the Company's common stock and the option must not be exercisable after the expiration of five years from the day of the grant. Exercise prices of non incentive stock options may be less than the fair market value of the Company's common stock.

     The aggregate fair market value of shares subject to options granted to a participants, which are designated as incentive stock options, and which become exercisable in any calendar year, shall not exceed $100,000. As of March 28, 2003 no options had been granted under the plan.

Cash Bonus Plan

     In 1987, the Company adopted a cash bonus plan ("Cash Bonus Plan") for Executive Officers. Contributions to the Bonus Plan are made by the Company only after pre-tax operating profits exceed $150,000 for a fiscal year, and then to the extent of 10% of the excess of the greater of $150,000 of 25% of pre-tax operating profits. There were no contributions to the Bonus Plan for the fiscal years ended March 28, 2003, March 29, 2002, and March 31, 2000.

                              FINANCIAL INFORMATION

     A COPY OF IEH'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED MARCH 28, 2003 HAS BEEN FURNISHED WITH THIS PROXY STATEMENT TO SHAREHOLDERS.

     A COMPLETE COPY OF IEH'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED MARCH 28, 2003 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION MAY BE OBTAINED WITHOUT CHARGE BY SHAREHOLDERS UPON WRITTEN REQUEST SENT TO ROBERT KNOTH, SECRETARY, IEH CORPORATION, 140 58TH STREET, SUITE 8E, BROOKLYN, NEW YORK, 11220 SHAREHOLDERS MAY RECEIVE, FOR A NOMINAL FEE, A COPY OF THE EXHIBITS. Each such request must set forth a good faith representation that as of August 29, 2003, the person making the request was the beneficial owner of Common Shares of IEH entitled to vote at the 2003 Annual Meeting of Shareholders.

                               IV. OTHER BUSINESS

     As of the date of this proxy statement, the items discussed herein contain the only business which the Board of Directors intends to present, and is not aware of any other matters which may come before the meeting. If any other matter or matters are properly brought before the Annual Meeting, or any adjournments thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their judgment.

Shareholder Proposals

     Proposals of Shareholders intended to be presented at IEH's 2004 Annual Meeting of Shareholders must be received by IEH on or prior to June 13, 2004 to be eligible for inclusion in IEH's proxy statement and form of proxy to be used in connection with the 2004 Annual Meeting of Shareholders.

                                    By Order of the Board of Directors

                                    ROBERT KNOTH,

                                    Secretary

Dated: September 8, 2003

     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE AND RETURN YOUR PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF IT IS MAILED IN THE UNITED STATES OF AMERICA.

                                 IEH CORPORATION

                         ANNUAL MEETING OF SHAREHOLDERS

                                October 10, 2003

                                      PROXY


     The undersigned hereby appoints ROBERT KNOTH and MICHAEL OFFERMAN and each of them, proxies, with full power of substitution to each, to vote all Common Shares of IEH CORPORATION owned by the undersigned at the Annual Meeting of Shareholders of IEH CORPORATION to be held on October 10, 2003 and at any adjournments thereof, hereby revoking any proxy heretofore given. The undersigned instructs such proxies to vote:

I.   ELECTION OF DIRECTORS

     FOR  all nominees listed                      WITHHOLD AUTHORITY
     below (except as marked                       to vote for all nominees
     to   the contrary below)[ ]                   listed below [ ]

     (Instruction: Please check appropriate box. To withhold authority for any individual nominee, strike a line through the nominee's name in the list below)

                  NOMINEES FOR DIRECTORS

     Allen Gottlieb                                Robert Pittman


     AND TO VOTE UPON ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF, all as described in the Proxy Statement dated on or about September 8, 2002 receipt of which is hereby acknowledged.

     Either of the proxies, who shall be present and acting, shall have and may exercise all the powers hereby granted.

     Unless contrary instructions are given, the shares represented by this proxy will be voted (a) for the Election of the two (2) Directors nominated and
(b) to vote upon any other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as name appears hereon. Joint Owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

     Said proxies will use their discretion with respect to any other matters which properly come before the meeting.

     This proxy is solicited on behalf of the Board of Directors. Please sign and return the proxy in the enclosed envelope.



                                      Dated:-----------------, 2003



                                      -----------------------------------
                                      Signature


                                       -----------------------------------
                                       Print Name

     (Please date and sign exactly as name appears at left. For joint accounts, each joint owner should sign, executors, administrators, trustees, etc., should also so indicate when signing.)